                                                                    EXHIBIT 99.2

               PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

     The unaudited pro forma combined condensed balance sheet combines Corsair's unaudited balance sheet as of March 31, 1998 with Subscriber's unaudited balance sheet as of March 31, 1998, giving effect to the Merger as if it occurred on March 31, 1998. The unaudited pro forma combined condensed statements of operations for the periods ended March 31, 1998 and 1997, respectively, combine Corsair's statements of operations for the three month periods ended March 31, 1998 and 1997 with Subscribers statements of operations for the three month periods ended March 31, 1998 and December 31, 1996, and the unaudited pro forma combined condensed statements of operations for the years ended December 31, 1997, 1996 and 1995, respectively, combine Corsair's statements of operations for each of the years in the three-year period ended December 31, 1997 with Subscriber's statements of operations for each of the years in the three-year period ended September 30, 1997, giving effect to the Merger as if it had occurred at the beginning of each period presented on a pooling of interests basis. The financial information of Corsair has been derived from Corsair's audited financial statements for each of the years in the three-year period ended December 31, 1997 and Corsair's unaudited financial statements for each of the three month periods ended March 31, 1998 and 1997 which are included elsewhere herein and should be read in conjunction with such financial statements and the notes thereto. The financial information of Subscriber has been derived from Subscriber's audited financial statements for each of the years in the three-year period ended September 30, 1997 which are included herein and should be read in conjunction with such financial statements and notes thereto and Subscriber's unaudited financial statements for each of the three month periods ended March 31, 1998 and December 31, 1996 which are not included elsewhere herein. The pro forma information is not necessarily indicative of the operating results or financial position that would have occurred had the Merger been consummated at the beginning of the periods presented, nor is it necessarily indicative of future operating results or financial position.

                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                           (IN THOUSANDS; UNAUDITED)

                                     ASSETS

                                              CORSAIR         SUBSCRIBER       PRO FORMA        PRO FORMA
                                           COMMUNICATIONS   COMPUTING, INC.   ADJUSTMENTS       COMBINED
                                           MARCH 31, 1998   MARCH 31, 1998    (SEE NOTE 2)   MARCH 31, 1998
                                           --------------   ---------------   ------------   ---------------
Current assets:
  Cash and cash equivalents..............     $ 11,433         $  1,513         $   217         $ 13,163
  Short-term investments.................       49,121              807              --           49,928
  Trade accounts receivable, net.........        7,616            4,060              --           11,676
  Other receivables......................          970              278              --            1,248
  Evaluation inventory...................        2,873               --              --            2,873
  Inventories, net.......................        3,861               --              --            3,861
  Prepaid expenses.......................          311              579              --              890
                                              --------         --------         -------         --------
          Total current assets...........       76,185            7,237             217           83,639
Property and equipment, net..............        3,820            3,716              --            7,536
Other assets.............................        1,717              192              --            1,909
                                              --------         --------         -------         --------
                                              $ 81,722         $ 11,145         $   217         $ 93,084
                                              ========         ========         =======         ========

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
  Accounts payable.......................     $    992         $  1,796         $    --         $  2,788
  Accrued expenses.......................        6,250            2,263           2,300           10,813
  Current portion of notes payable.......           --            5,864              --            5,864
  Current portion of capital lease
     obligations.........................          440              372              --              812
  Deferred revenue.......................       10,481            3,384              --           13,865
                                              --------         --------         -------         --------
          Total current liabilities......       18,163           13,679           2,300           34,142
  Notes payable, net of current
     portion.............................           --            2,188              --            2,188
  Capital lease obligations, net of
     current portion.....................          328              241              --              569
  Other long-term liabilities............           --              139              --              139
                                              --------         --------         -------         --------
          Total liabilities..............       18,491           16,247           2,300           37,038
                                              --------         --------         -------         --------
Commitments and contingencies
Stockholders' equity (deficit):
  Convertible preferred stock............           --               42             (42)              --
  Common stock...........................           14               84             (80)              18
  Note receivable from stockholder.......         (100)            (404)             --             (504)
  Additional paid-in capital.............       89,382           15,069             339          104,790
  Deferred compensation..................         (533)              --              --             (533)
  Accumulated deficit....................      (25,532)         (19,893)         (2,300)         (47,725)
                                              --------         --------         -------         --------
          Total stockholders' equity
            (deficit)....................       63,231           (5,102)         (2,083)          56,046
                                              --------         --------         -------         --------
                                              $ 81,722         $ 11,145         $   217         $ 93,084
                                              ========         ========         =======         ========

  See accompanying notes to Pro Forma Combined Condensed Financial Statements.

              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                (IN THOUSANDS, EXCEPT PER SHARE DATA: UNAUDITED)

                                                 CORSAIR             SUBSCRIBER           PRO FORMA
                                              COMMUNICATIONS      COMPUTING, INC.          COMBINED
                                            THREE MONTHS ENDED   THREE MONTHS ENDED   THREE MONTHS ENDED
                                              MARCH 31, 1998       MARCH 31, 1998       MARCH 31, 1998
                                            ------------------   ------------------   ------------------
Revenues:
  Product revenue.........................       $12,965              $ 1,911              $14,876
  Service revenue.........................         2,270                1,691                3,961
                                                 -------              -------              -------
          Total revenues..................        15,235                3,602               18,837
Cost of revenues:
  Product revenue costs...................         6,038                  963                7,001
  Service revenue costs...................         1,188                  957                2,145
                                                 -------              -------              -------
          Total cost of revenues..........         7,226                1,920                9,146
                                                 -------              -------              -------
          Gross profit....................         8,009                1,682                9,691
Operating costs and expenses:
  Research and development................         2,194                2,431                4,625
  Sales and marketing.....................         2,363                1,092                3,455
  General and administrative..............         1,293                  701                1,994
                                                 -------              -------              -------
          Total operating costs and
            expenses......................         5,850                4,224               10,074
                                                 -------              -------              -------
          Operating income (loss).........         2,159               (2,542)                (383)
Interest income (expense), net............           851                   93                  944
                                                 -------              -------              -------
  Income (loss) before income taxes.......         3,010               (2,449)                 561
Income taxes..............................           254                   --                  254
                                                 -------              -------              -------
Net income (loss).........................       $ 2,756              $(2,449)             $   307
                                                 =======              =======              =======
Basic net income (loss) per share data:
Basic net income (loss)...................       $  0.20              $ (0.30)(1)          $  0.02
                                                 =======              =======              =======
Shares used in per share calculation......        13,672                8,444               17,150
                                                 =======              =======              =======
Diluted net income (loss) per share data:
Diluted net income (loss).................       $  0.19              $ (0.30)(1)          $  0.02
                                                 =======              =======              =======
Shares used in per share calculation......        14,354                8,444               18,115
                                                 =======              =======              =======

---------------
(1) The reported amount considers accretion attributable to preferred stockholders.

  See accompanying notes to Pro Forma Combined Condensed Financial Statements.

              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                (IN THOUSANDS, EXCEPT PER SHARE DATA: UNAUDITED)

                                                 CORSAIR             SUBSCRIBER           PRO FORMA
                                              COMMUNICATIONS      COMPUTING, INC.          COMBINED
                                            THREE MONTHS ENDED   THREE MONTHS ENDED   THREE MONTHS ENDED
                                              MARCH 31, 1997     DECEMBER 31, 1996      MARCH 31, 1997
                                            ------------------   ------------------   ------------------
Revenues:
  Product revenue.........................       $ 8,167               $1,952              $10,119
  Service revenue.........................           929                1,110                2,039
                                                 -------               ------              -------
          Total revenues..................         9,096                3,062               12,158
Cost of revenues:
  Product revenue costs...................         7,480                  390                7,870
  Service revenue costs...................           829                  856                1,685
                                                 -------               ------              -------
          Total cost of revenues..........         8,309                1,246                9,555
                                                 -------               ------              -------
          Gross profit....................           787                1,816                2,603
Operating costs and expenses:
  Research and development................         1,382                  824                2,206
  Sales and marketing.....................         1,548                  422                1,970
  General and administrative..............           991                  998                1,989
                                                 -------               ------              -------
          Total operating costs and
            expenses......................         3,921                2,244                6,165
                                                 -------               ------              -------
          Operating loss..................        (3,134)                (428)              (3,562)
Interest expense, net.....................            (3)                (125)                (128)
                                                 -------               ------              -------
  Loss before income taxes................        (3,137)                (553)              (3,690)
Income taxes..............................             3                    1                    4
                                                 -------               ------              -------
Net loss..................................       $(3,140)              $ (554)             $(3,694)
                                                 =======               ======              =======
Basic and diluted net income (loss) per
  share data:
Basic and diluted net income (loss).......       $ (3.08)              $(0.07)(1)          $ (1.39)
                                                 =======               ======              =======
Shares used in per share calculation......         1,019                7,435                2,658
                                                 =======               ======              =======

---------------
(1) The reported amount considers accretion attributable to preferred stockholders.

  See accompanying notes to Pro Forma Combined Condensed Financial Statements.

              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                (IN THOUSANDS, EXCEPT PER SHARE DATA: UNAUDITED)

                                                  CORSAIR             SUBSCRIBER            PRO FORMA
                                              COMMUNICATIONS       COMPUTING, INC.          COMBINED
                                                YEAR ENDED            YEAR ENDED           YEAR ENDED
                                             DECEMBER 31, 1997    SEPTEMBER 30, 1997    DECEMBER 31, 1997
                                             -----------------    ------------------    -----------------
Revenues:
  Product revenue..........................       $41,887              $ 8,298               $50,185
  Service revenue..........................         5,951                4,720                10,671
                                                  -------              -------               -------
          Total revenues...................        47,838               13,018                60,856
Cost of revenues:
  Product revenue costs....................        27,954                1,887                29,841
  Service revenue costs....................         3,562                3,464                 7,026
                                                  -------              -------               -------
          Total cost of revenues...........        31,516                5,351                36,867
          Gross profit.....................        16,322                7,667                23,989
Operating costs and expenses:
  Research and development.................         6,975                5,550                12,525
  Sales and marketing......................         7,486                3,925                11,411
  General and administrative...............         3,868                5,564                 9,432
                                                  -------              -------               -------
          Total operating costs and
            expenses.......................        18,329               15,039                33,368
                                                  -------              -------               -------
          Operating loss...................        (2,007)              (7,372)               (9,379)
Interest income (expense), net.............         1,374                 (183)                1,189
                                                  -------              -------               -------
  Loss before income taxes and
     extraordinary item....................          (633)              (7,555)               (8,188)
Income taxes...............................             7                    1                     8
                                                  -------              -------               -------
Loss before extraordinary item.............          (640)              (7,556)               (8,196)
Loss on debt extinguishment, net of
  taxes....................................          (428)                  --                  (428)
                                                  -------              -------               -------
Net loss...................................       $(1,068)             $(7,556)              $(8,624)
                                                  =======              =======               =======
Basic and diluted net loss per share data:
Loss before extraordinary item.............       $ (0.10)             $ (0.96)(1)           $ (0.85)
Extraordinary item.........................       $ (0.06)             $    --               $ (0.05)
                                                  -------              -------               -------
Basic and diluted net loss per share.......       $ (0.16)             $ (0.96)(1)           $ (0.90)
                                                  =======              =======               =======
Shares used in per share calculation.......         6,643                8,023                 9,626
                                                  =======              =======               =======

---------------
(1) The reported amount considers accretion attributable to preferred stockholders.

  See accompanying notes to Pro Forma Combined Condensed Financial Statements.

              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                (IN THOUSANDS, EXCEPT PER SHARE DATA: UNAUDITED)

                                                  CORSAIR             SUBSCRIBER            PRO FORMA
                                              COMMUNICATIONS       COMPUTING, INC.          COMBINED
                                                YEAR ENDED            YEAR ENDED           YEAR ENDED
                                             DECEMBER 31, 1996    SEPTEMBER 30, 1996    DECEMBER 31, 1996
                                             -----------------    ------------------    -----------------
Revenues:
  Product revenue..........................      $ 18,178              $ 7,380              $ 25,558
  Service revenue..........................         1,428                4,230                 5,658
                                                 --------              -------              --------
          Total revenues...................        19,606               11,610                31,216
Cost of revenues:
  Product revenue costs....................        17,235                2,444                19,679
  Service revenue costs....................         1,962                3,294                 5,256
                                                 --------              -------              --------
          Total cost of revenues...........        19,197                5,738                24,935
                                                 --------              -------              --------
          Gross profit.....................           409                5,872                 6,281
Operating costs and expenses:
  Research and development.................         4,983                3,600                 8,583
  Sales and marketing......................         5,374                2,390                 7,764
  General and administrative...............         2,591                2,691                 5,282
  Write-off of capitalized software........            --                3,760                 3,760
                                                 --------              -------              --------
          Total operating costs and
            expenses.......................        12,948               12,441                25,389
                                                 --------              -------              --------
          Operating loss...................       (12,539)              (6,569)              (19,108)
Interest expense, net......................          (220)                (274)                 (494)
                                                 --------              -------              --------
  Loss before income taxes.................       (12,759)              (6,843)              (19,602)
Income taxes...............................             2                    1                     3
                                                 --------              -------              --------
Net loss...................................      $(12,761)             $(6,844)             $(19,605)
                                                 ========              =======              ========
Basic and diluted net loss per share.......      $ (96.67)             $ (0.92)             $ (11.57)
                                                 ========              =======              ========
Shares used in per share calculation.......           132                7,426                 1,694
                                                 ========              =======              ========

  See accompanying notes to Pro Forma Combined Condensed Financial Statements.

              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                  (IN THOUSANDS, EXCEPT SHARE DATA: UNAUDITED)

                                                     CORSAIR            SUBSCRIBER           PRO FORMA
                                                 COMMUNICATIONS      COMPUTING, INC.         COMBINED
                                                   YEAR ENDED           YEAR ENDED          YEAR ENDED
                                                DECEMBER 31, 1995   SEPTEMBER 30, 1995   DECEMBER 31, 1995
                                                -----------------   ------------------   -----------------
Revenues:
     Product revenue..........................      $  7,351              $4,731              $12,082
     Service revenue..........................           242               2,815                3,057
                                                    --------              ------              -------
          Total revenues......................         7,593               7,546               15,139
Cost of revenues:
     Product revenue costs....................         7,522               2,177                9,699
     Service revenue costs....................           615               2,402                3,017
                                                    --------              ------              -------
          Total cost of revenues..............         8,137               4,579               12,716
                                                    --------              ------              -------
          Gross profit (deficit)..............          (544)              2,967                2,423
Operating costs and expenses:
     Research and development.................         3,094                 327                3,421
     Sales and marketing......................         2,981               1,293                4,274
     General and administrative...............         2,115               1,432                3,547
                                                    --------              ------              -------
          Total operating costs and
            expenses..........................         8,190               3,052               11,242
                                                    --------              ------              -------
          Operating loss......................        (8,734)                (85)              (8,819)
Interest income (expense), net................           218                 (37)                 181
                                                    --------              ------              -------
     Loss before income taxes.................        (8,516)               (122)              (8,638)
Income taxes..................................             1                   1                    2
                                                    --------              ------              -------
Net loss......................................      $ (8,517)             $ (123)             $(8,640)
                                                    ========              ======              =======
Basic and diluted net loss per share..........      $(774.27)             $(0.02)             $ (5.49)
                                                    ========              ======              =======
Shares used in per share calculation..........            11               7,426                1,573
                                                    ========              ======              =======

  See accompanying notes to Pro Forma Combined Condensed Financial Statements.

           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                  (UNAUDITED)

NOTE 1. PERIODS COMBINED

     The unaudited Pro Forma Combined Condensed Statements of Operations combine the historical statements of operations of Corsair for the three months ended March 31, 1998 and 1997 and the fiscal years ended December 31, 1997, 1996 and 1995 with the historical statements of operations of Subscriber for the three months ended March 31, 1998 and December 31, 1996, and the fiscal years ended September 30, 1997, 1996 and 1995, respectively. Due to the periods combined as described above, Subscriber's net revenues of $2.9 million and net loss of $5.0 million for the three months ended December 31, 1997 are not included in the Pro Forma Combined Condensed Statements of Operations. The unaudited Pro Forma Combined Condensed Balance Sheet combines Corsair's unaudited balance sheet as of March 31, 1998 with Subscriber's unaudited Balance Sheet as of March 31, 1998, giving effect to the Merger as if it had occurred on March 31, 1998.

     The pro forma information presented is not necessarily indicative of the future consolidated results of operations of the Combined Company or the consolidated results of operations which would have resulted had the Merger taken place during the periods presented. The Unaudited Pro Forma Financial Statements reflect the effects of the Merger, assuming the Merger and related events occurred as of March 31, 1998 for the purposes of the unaudited Pro Forma Combined Condensed Balance Sheet and as of January 1, 1995 for the purposes of the unaudited Pro Forma Combined Condensed Statements of Operations.

NOTE 2. BASIS OF PRESENTATIONS

  Pro forma outstanding Corsair common stock

     The maximum number of shares of Corsair common stock to be issued in the Merger (including Corsair common stock to be reserved for issuance upon exercise of Subscriber's options and warrants to be assumed by Corsair) in exchange for the acquisition by Corsair of all outstanding Subscriber capital stock and all outstanding options and warrants to acquire Subscriber capital stock, assuming the transaction took place on March 31, 1998, would have been approximately 3,919,703 shares. Consequently, the actual exchange ratios will depend on the capitalization of Subscriber and the closing market price of Corsair Common Stock for the preceding ten trading days at the Effective Time. Assuming that the capitalization of Subscriber at the Effective Time is in all other respects identical to the capitalization as of March 31, 1998, the common exchange ratio would be 0.21030 of a share of Corsair common stock for each outstanding share of Subscriber common stock and would be 0.40224 of a share of Corsair common stock for each outstanding share of Subscriber Series B Preferred Stock (assuming a market price of $18.563 per share of Corsair common stock). Such exchange ratios were used in preparing the pro forma combined financial data and the following table which provides the pro forma share issuance in connection with the Merger:

                                                                                          NUMBER OF
                                                              NUMBER                       CORSAIR
                                                         OUTSTANDING AS OF                EQUIVALENT
      OUTSTANDING EQUITY INTERESTS OF SUBSCRIBER          MARCH 31, 1998       RATIO        SHARES
      ------------------------------------------         -----------------    --------    ----------
Series B Senior Convertible Participating Preferred
  Stock................................................      4,209,863        0.40224     1,693,375
Common Stock...........................................      8,443,944        0.21030     1,775,761
                                                                                          ---------
Total Corsair common shares to be issued...............                                   3,469,136
                                                                                          =========

                                  (UNAUDITED)

                                                                                           NUMBER OF
                                                                                            CORSAIR
                                                                                          EQUIVALENT
                                                            NUMBER                          EQUITY
                                                       OUTSTANDING AS OF                 SHARES TO BE
 POTENTIALLY DILUTIVE EQUITY INTERESTS OF SUBSCRIBER    MARCH 31, 1998       RATIO          ISSUED
 ---------------------------------------------------   -----------------    --------    ---------------
Warrant to purchase Series B Senior Convertible
  Participating Preferred Stock......................         61,043        0.40224           24,554
Warrant to purchase Series A Convertible Preferred
  Stock..............................................        361,652        0.21030           76,055
Warrant to purchase Common Stock.....................         25,000        0.21030            5,258
Options to purchase Common Stock.....................      1,639,089        0.21030          344,700
                                                                                           ---------
Total other potentially dilutive securities of
  Corsair to be issued...............................                                        450,567
                                                                                           =========

  Pro Forma Adjustments

     Corsair and Subscriber estimate that they will incur Merger-related expenses, consisting primarily of transaction costs for investment bankers fees, attorneys, accountants, financial printing and other related charges, of approximately $2.3 million. This estimate is preliminary and is therefore subject to change. These nonrecurring expenses will be charged to operations in the fiscal quarter in which the Merger is consummated.

     It is expected that following the Merger, the Combined Company will incur additional costs associated with integrating the two companies. These costs are not currently estimable and have not been reflected on the pro forma combined condensed balance sheet.

     The Pro Forma Combined Condensed Balance Sheet gives effect to such expenses as if they had been incurred as of March 31, 1998, but the Pro Forma Combined Condensed Statements of Operations do not give effect to such expenses.

     The Pro Forma Combined Condensed Balance Sheet also gives effect to the assumed conversion of Subscriber's outstanding warrant to purchase 61,043 shares of Series B Senior Convertible Participating Preferred Stock (24,554 equivalent number of Corsair shares) for proceeds of approximately $217,000, due to the warrantholder's expressed intent to exercise the warrant in connection with the Merger.

  Conforming adjustments

     No adjustments were required to conform the accounting policies of Subscriber and Corsair. Certain amounts for Subscriber have been reclassified to conform to Corsair's financial statements presentation.

NOTE 3. PRO FORMA NET INCOME (LOSS) PER SHARE

     The pro forma diluted combined net income (loss) per share data is based on the combined weighted average number of common and dilutive common stock equivalent shares of Corsair's common stock and Subscriber's common stock and assumes conversion of all outstanding Subscriber preferred stock at the beginning of the earliest period presented and further assumes a common exchange ratio as of March 31, 1998 of 0.21030 of a share of Corsair common stock for each outstanding share of Subscriber common stock and a preferred stock exchange ratio as of March 31, 1998 of 0.40224 of a share of Corsair common stock for each outstanding share of Subscriber preferred stock. The actual number of shares of Corsair Common Stock to be exchanged for all of the outstanding Subscriber stock will be determined at the Effective Time based on the capitalization of Subscriber and the closing market-price of Corsair Common Stock for the preceding ten trading days at the Effective Time.

                                  (UNAUDITED)

     The following table reconciles the number of shares used in the pro forma earnings per share computations to the numbers set forth in Corsair's and Subscriber's historical statements of operations (in thousands, except the Exchange Ratio):

                                                                                    PRO FORMA
                                                          PRO FORMA FISCAL         THREE MONTHS
                                                      YEARS ENDED DECEMBER 31,   ENDED MARCH 31,
                                                      ------------------------   ----------------
                                                       1995     1996     1997     1997      1998
                                                      ------   ------   ------   ------    ------
Shares used in basic and diluted per share
  computation:
Historical Subscriber -- Common Stock...............   7,426    7,426    8,023    7,435     8,444
Exchange Ratio -- Common Stock......................  0.2103   0.2103   0.2103   0.2103    0.2103
                                                      ------   ------   ------   ------    ------
                                                       1,562    1,562    1,688    1,564     1,776
                                                      ------   ------   ------   ------    ------
Historical Subscriber -- Preferred Stock(1).........      --       --    3,220      186     4,232
Exchange Ratio -- Preferred Stock...................  0.4022   0.4022   0.4022   0.4022    0.4022
                                                      ------   ------   ------   ------    ------
                                                          --       --    1,295       75     1,702
                                                      ------   ------   ------   ------    ------
Historical Corsair..................................      11      132    6,643    1,019    13,672
                                                      ------   ------   ------   ------    ------
Pro Forma Combined -- Basic.........................   1,573    1,694    9,626    2,658    17,150
                                                      ======   ======   ======   ======    ======
Historical Subscriber -- Common Stock
  equivalents(2)....................................      --       --       --       --     1,346
                                                      ------   ------   ------   ------    ------
Exchange Ratio -- Common Stock equivalents(2).......  0.2103   0.2103   0.2103   0.2103    0.2103
                                                      ------   ------   ------   ------    ------
                                                          --       --       --       --       283
                                                      ------   ------   ------   ------    ------
Historical Corsair -- Common Stock equivalents(2)...      --       --       --       --       682
                                                      ------   ------   ------   ------    ------
Pro Forma Combined -- Diluted.......................   1,573    1,694    9,626    2,658    18,115
                                                      ------   ------   ------   ------    ------

---------------
(1) Includes the assumed exercise of the warrant to purchase 61,043 shares of Series B Senior Convertible Participating Preferred Stock issued in December 1996, using the treasury stock method, due to the warrantholder's expressed intent to exercise the warrant in connection with the Merger.

(2) Using the treasury stock method.